STATEMENT OF ADDITIONAL INFORMATION TO THE PROSPECTUS
                                     FOR
                        TEMPLETON RETIREMENT ANNUITIES

                                  ISSUED BY
             TEMPLETON FUNDS RETIREMENT ANNUITY SEPARATE ACCOUNT
                                      OF
                       TEMPLETON FUNDS ANNUITY COMPANY
                              700 Central Avenue
                      St. Petersburg, Florida 33701-3628



                          Dated November 20, 1996






























     This Statement of Additional Information is not a prospectus. It provides information which is supplemental to that contained in the current Prospectus for Templeton Retirement Annuities, dated November 20, 1996. This Statement should be read in conjunction with the Prospectus, which may be obtained by calling (800) 774-5001, or by writing Templeton Funds Annuity Company, P. O. Box 33030, St. Petersburg, Florida 33733-8030.

                                  TABLE OF CONTENTS
                                                                          Page

Templeton Funds Annuity Company.........................................

Independent Accountants.................................................

Performance Information.................................................

Financial Information...................................................

Financial Statements--Templeton  Funds Retirement Annuity Separate Account

Financial Statements--Templeton Funds Annuity Company...................

                           TEMPLETON FUNDS ANNUITY COMPANY

      Templeton Funds Annuity Company (the "Company"), the sponsor of Templeton Funds Retirement Annuity Separate Account (the "Separate Account"), is a Florida insurance company which was organized on January 25, 1984 and is licensed to engage in the life insurance business in Florida. The Company is the underwriter of Contracts pursuant to which Templeton Retirement Annuities are issued, and is custodian of the assets of the Separate Account. The Company is wholly owned by Franklin Agency, Inc. ("Franklin Agency") and is located at 700 Central Avenue, St. Petersburg, Florida 33701-3628. Franklin Agency is an affiliate of Franklin Templeton Distributors, Inc. ("FTD"), a registered broker-dealer which serves as principal underwriter for all of the publicly-distributed open-end Templeton
Funds. Franklin Agency, FTD and Franklin Templeton Trust Company are wholly-owned subsidiaries of Franklin Resources, Inc. ("Franklin"), a publicly-traded financial services company whose stock is listed on the New York Stock Exchange. Franklin and its affiliates act as an investment adviser to several of the funds in the Franklin Templeton group of funds.

                               INDEPENDENT ACCOUNTANTS

      The firm of Coopers & Lybrand L.L.P. serves as independent accountants for the Separate Account.

                               PERFORMANCE INFORMATION

      Performance information for the Separate Account, including yield and total return, may appear in advertisements, reports, and promotional literature to current or prospective Contractowners.

      Quotations of yield for the Separate Account will be based on all investment income per Annuity Unit earned during a particular 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of the Annuity Unit on the last day of the period, according to the following formula:

            YIELD = 2[((a - b/cd) / 1)6 - 1]

     where  a =   net investment income earned during  the  period  by the  Fund attributable to shares owned by the Separate Account,
            b =   expenses accrued for the period (net of reimbursements),
            c =   the average daily number of Annuity Units  outstanding during
                  the  period   that  were   entitled  to  receive dividends,
                  and
            d =   the maximum offering price per Annuity Unit on the last day of the period.

      Quotations of average annual total return for the Separate Account will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in an Annuity over a period of one, five, and ten years (or, if less, up to the life of the Separate Account), calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of the Administration Fee and the Mortality and Expense Risk Fee. Quotations of total return may simultaneously be shown for the same or other periods that do not take into account certain contractual charges such as the Administration Fee.

      Performance information for the Separate Account may be compared, in reports and promotional literature, to the Standard & Poor's 500 Stock Index ("S&P 500"), the Dow Jones Industrial Average ("DJIA"), or other indices that measure performance of a pertinent group of securities so that investors may compare the Separate Account's results with those of a group of securities widely regarded by investors as representative of the securities markets in general or representative of a particular type of security. Performance information may also be compared to (i) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications or persons who rank such investment companies on overall performance or other criteria; and
(ii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in an Annuity. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

      Performance information for the Separate Account reflects only the performance of a hypothetical Contract, the assets of which are invested in the Fund, during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies of the Fund, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

      Reports and promotional literature may also contain other information including the ranking of the Separate Account derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria.

      For the one- and five-year periods ended December 31, 1995, and for the period of February 16, 1988 (commencement of operations) to December 31, 1995, the average annual total return of the Separate Account, reflecting the deduction for the Administration Fee and the Mortality and Expense Risk Fee, was 24.12%, and 17.58%, and 13.25%, respectively.

                                FINANCIAL INFORMATION

      The financial statements of the Company included in this Statement of Additional Information ("SAI") should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts.

TEMPLETON FUNDS RETIREMENT ANNUITY SEPARATE ACCOUNT
Financial Statements


STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995

Assets
         Investment in Templeton Variable Annuity Fund,
         at value (cost $8,458,143)
                                                            $11,264,697

         Receivable from Templeton Funds Annuity
         Company                                                 17,503

Net Assets                                                  $11,282,200

Net assets attributable to annuitants--Annuity reserves (Note 1)
                                                            $11,282,200





STATEMENT OF OPERATIONS
for the year ended December 31, 1995

Investment Income:
Income:
         Dividend distributions                              $110,058
         Capital gains distributions                          742,890

                  Total income                                852,948

Expenses:
         Periodic charge (Note 2)                             119,140

Net investment income                                         733,808

Realized and unrealized gain on investments:
         Net realized gain on investments
         Unrealized appreciation                              436,311
                                                            1,155,950

Net gain on investments                                     1,592,261

Net increase in net assets from operations                 $2,326,069







See Notes to Financial Statements

STATEMENTS  OF CHANGES IN NET ASSETS for the years ended  December  31, 1995 and
1994

                                                                 1995               1994
Increase (decrease) in net assets from operations:
  Net investment income
  Net realized gain on                                    $733,808         $340,663
   investments                                            436,311          469,901
  Unrealized appreciation
   (depreciation)                                         1,155,950        (1,356,713)


Net increase (decrease) in net assets from
operations                                                2,326,069        (546,149)

Annuity unit transactions:
  Proceeds from units sold                                228,833          350,411
  Annuity Payments                                        (1,368,267)      (1,274,550)
Increase in annuity reserves for mortality
experience (Note 1)                                       63,847           9,728

Net decrease in net assets derived from annuity
unit transactions
                                                          (1,075,587)      (914,411)

Total increase (decrease) in net assets
                                                          1,250,482        (1,460,560)

Net Assets:
  Beginning of year                                       10,031,718       11,492,278

  End of year                                             $11,282,200      $10,031,718


See Notes to Financial Statements.

               TEMPLETON FUNDS RETIREMENT ANNUITY SEPARATE ACCOUNT

                          Notes to Financial Statements


1.       Summary of Accounting Policies

The Templeton Funds Retirement Annuity Separate Account (the "Separate Account") was established on February 4, 1987 by resolution of the Board of Directors of Templeton Funds Annuity Company (the "Company") and is registered under the Investment Company Act of 1940 as a unit investment trust. The Separate Account is sold exclusively for use with the Templeton Retirement Annuity, an immediate variable annuity designed for distributing the benefits of tax deferred retirement plans. The Separate Account invests all its assets in the Templeton Variable Annuity Fund (the "Fund"). The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.

A.       Valuation of Securities:

Investment in shares of the Fund are carried in the Statement of Assets and Liabilities at net asset value (market value).

B.       Dividends:

Dividend income and capital gain distributions are recorded as income on the ex-dividend date and reinvested in additional shares of the Fund.

C.       Income Taxes:

Operations of the Separate Account form a part of the Company, which is taxed as a life insurance company under the Internal Revenue Code (the "Code"). Under current law, no federal income taxes are payable with respect to the Separate Account. Under the principles set forth in Internal Revenue Service Ruling 81-225 and Section 817(h) of the Code and regulations thereunder, the Company understands that it will be treated as owner of the assets invested in the Separate Account for federal income tax purposes, with the result that earnings and gains, if any, derived from those assets will not be included in an Annuitant's gross income until amounts are received pursuant to an Annuity.

D.       Annuity Reserves:

Annuity reserves are computed according to the 1983a Blended Unisex Mortality Table, with a 50% male/female content. The assumed interest rates are 9%, 7% and 3%. Charges to annuity reserves for mortality experience are reimbursed to the Company if the reserves required are less than originally estimated. If additional reserves are required, the Company reimburses the Separate Account.

2.       Periodic Charge

The company assess a Periodic Charge against the Separate Account, equal on an annual basis to 1.1% of Separate Account assets. The Periodic Charge, in the following amounts, compensates the Company for expenses of administering the Separate Account and for assuming the risks that mortality experience will be lower than the rate assumed and that expenses will be greater than what is assumed: 0.3% of average annual net assets to cover expenses, 0.3% to cover expense risk and 0.5% to cover the mortality risk. The Periodic Charge is guaranteed as to Annuities issued prior to the effective date of any change in the Periodic Charge.

3.       Investment Transactions

During the year ended December 31, 1995, purchases and sales of Templeton Variable Annuity Fund shares aggregated $1,081,781 and $1,020,671 respectively. Realized gains and losses are reported on an identified cost basis.

4.       Concentration of Credit Risk

Financial instruments which potentially subject the Separate Account to concentrations of credit risk consist of investments in the Templeton Variable Annuity Fund. The Fund's investment securities are managed by professional investment managers within established guidelines. As of December 31, 1995, in management's opinion, the Separate Account had no significant concentrations of credit risk.

               TEMPLETON FUNDS RETIREMENT ANNUITY SEPARATE ACCOUNT

                        REPORT OF INDEPENDENT ACCOUNTANTS

The Participants of
Templeton Funds Retirement Annuity Separate Account

We have audited the accompanying statement of assets and liabilities of Templeton Funds Retirement Annuity Separate Account as of December 31, 1995, and the related statement of operations for the year then ended and the statements of changes in net assets for the years ended December 31, 1995 and 1994. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1995, by correspondence with the Templeton Variable Annuity Fund. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Templeton Funds Retirement Annuity Separate Account as of December 31, 1995, and the results of its operations for the year then ended and the changes in its net assets for the years ended December 31, 1995, and 1994 in conformity with generally accepted accounting principles.

                                            COOPERS & LYBRAND L.L.P.

Tampa, Florida
February 9, 1996

COOPERS & LYBRAND




REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors
Templeton Funds Annuity Company
St. Petersburg, Florida

We have audited the accompanying balance sheets of Templeton Funds Annuity Company as of December 31, 1995 and 1994, and the related statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Templeton Funds Annuity Company as of December 31, 1995 and 1994, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1995, in conformity with generally accepted accounting principles.

As discussed in Note 1, effective January 1, 1994, the Company adopted Statement of Financial Accounting Standards No. 115, Accounting for Certain Investments in Debt and Equity Securities.

                                          /s/ COOPERS & LYBRAND, L.L.P.


Tampa, Florida
February 9, 1996

TEMPLETON FUNDS ANNUITY COMPANY
BALANCE SHEETS
December 31, 1995 and 1994


            ASSETS                      1995                          1994

Cash and investments:
  Cash and cash equivalents         $ 1,153,899                   $   447,200
  Investments in securities          13,244,216                    12,121,344

                                     14,398,115                    12,568,544

Receivables:
  Interest                              242,920                       244,639
  Due from affiliates                    16,485                         6,756
  Other                                 120,589                       123,058
Refundable income taxes                       0                        39,786
Other assets                            293,132                       159,730
Recoverable on future annuity
  benefits liability                  3,825,883                       225,282
Assets held in separate
  accounts                           14,114,938                    12,566,130

                                   $ 33,012,062                  $ 25,933,925

                      LIABILITIES AND
                    STOCKHOLDER'S EQUITY

Liabilities:
 Accounts payable and accrued
           expenses                $   281,656                   $   234,575
 Due to affiliates                     152,302                       133,459
 Income taxes payable                   59,635                             0
 Deferred income taxes
          payable                      540,000                        76,000
 Liability for future annuity
          benefits                   3,825,883                       225,282
 Liabilities related to
          separate accounts         14,114,938                    12,566,130
          Total liabilities         18,974,414                    13,235,446

Stockholder's equity:
 Common stock, par value $1
          per share; authorized
          and issued
          2,500,000 shares           2,500,000                     2,500,000
 Additional paid-in capital          5,976,970                     5,976,970
 Unrealized investment gains
          (losses), net                741,192                      (48,535)
 Retained earnings                   4,819,486                     4,270,044
          Total stockholder's       14,037,648                    12,698,479
          equity
                                  $ 33,012,062                  $ 25,933,925


The accompanying notes are an integral part of these financial statements.

TEMPLETON FUNDS ANNUITY COMPANY
STATEMENTS OF INCOME
for the years ended December 31, 1995, 1994, and 1993

                                                    1995                         1994                          1993
Revenue:

   Premiums and annuity
       considerations                        $ 3,905,740                   $2,383,931                   $ 1,408,228

   Business management fees                    1,393,325                    1,024,304                       584,766

   Interest and dividends                        894,563                      831,367                       806,120



                                              $6,193,628                   $4,239,602                    $2,799,114



Benefits and expenses:

   Salaries and other
       compensation costs                        707,290                      631,375                       393,894

   Annuity and death benefits                  1,820,940                    1,432,045                     1,231,016

   Increase in liability for
       future annuity benefits                 1,992,025                      777,619                        35,650

   Professional fees                             136,709                      213,521                       251,577

   Other                                         783,776                      578,203                       390,917


                                               5,440,740                    3,632,763                     2,303,054



Income before income taxes
and realized gains on sales of
investments                                      752,888                      606,839                      496,060


Realized gains on sales of
investments                                       65,475                      156,427                      499,435


Income before taxes                              818,363                      763,266                      995,495


Income taxes (credits)

   Current                                       303,921                      240,140                      395,836

   Deferred                                     (35,000)                      (46,000)                     (37,000)

                                                 268,921                      194,140                      358,836

             Net Income                          549,442                      569,126                      636,659


The accompanying notes are an integral part of these financial statements.

TEMPLETON FUNDS ANNUITY COMPANY
STATEMENT OF STOCKHOLDER'S EQUITY
for the years ended December 31, 1995, 1994, and 1993

                                                                                               Unrealized
                                                                          Additional           Investment
                                         Common   Stock                     Paid-in              Gains              Retained
                                         Shares        Amount               Capital          (Losses), Net          Earnings

Balance, December
   31, 1992                         $ 2,500,000          $ 2,500,000         $ 5,976,970            $ 738,888         $ 3,064,259

Net income                                    0                    0                   0                    0             636,659

Increase in
   unrealized
   investment gains,
   net of deferred
   taxes of $127,000                          0                    0                   0              209,821                   0

Balance, December
   31, 1993                           2,500,000            2,500,000           5,976,970              948,709           3,700,918

Net income                                    0                    0                   0                    0             569,126

Increase in
   unrealized
   investment (losses)
   net of deferred
   taxes of $602,000                          0                    0                   0            (997,244)                   0

Balance, December
   31, 1994                           2,500,000            2,500,000           5,976,970             (48,535)           4,270,044

Net income                                    0                    0                   0                    0             549,442

Increase in
   unrealized
   investment gains,
   net of deferred
   taxes of $499,000                          0                    0                   0              789,727                   0

Balance, December
   31, 1995                           2,500,000            2,500,000           5,976,970            $ 741,192          $4,819,486


The accompanying notes are an integral part of these financial statements.

TEMPLETON FUNDS ANNUITY COMPANY
STATEMENTS OF CASH FLOWS
for the years ended December 31, 1995, 1994 and 1993

                                                      1995                1994                 1993
Cash flows from operating activities:
   Net income                                           $ 549,422           $ 569,126            $ 636,659
   Adjustments to reconcile net
      income to net cash provided
      by operating activities:
   Realized gains on sales of
      investments                                        (65,475)           (156,427)            (499,435)
   Amortization of premium on
      investments                                          60,270              60,270               60,270
   Accretion of discount on
      investments                                        (78,183)            (52,704)             (25,897)
   Deferred income taxes                                 (35,000)            (46,000)             (37,000)
   Change in asset and liability
      accounts:
      Receivables                                         (5,541)            (36,483)             (51,286)
      Refundable income taxes                              39,786            (39,786)               67,000
      Accounts payable, accrues
         expenses and due to affiliates                    65,924             132,010               89,929
   Income taxes payable                                    59,635            (58,210)               58,210
      Net cash provided by operating                      590,858             371,796              298,450
      activities
Cash flows from investing activities:
   Purchases of investments                           (1,786,586)         (3,522,594)          (2,612,046)
   Proceeds on sales and maturities of
      investments                                       2,035,829           3,097,767            2,352,910
   Increase in other assets                             (133,402)            (80,423)             (23,358)
      Net cash provided by (used in)
      investing activities                                115,841           (505,250)            (282,494)
Net increase (decrease) in cash and
cash equivalents                                          706,699           (133,454)               15,956
Cash and cash equivalents:
   Beginning of year                                      447,200             580,654              564,698
   End of year                                        $ 1,153,899           $ 447,200             $580,654
Supplemental disclosure of cash flow information:
   Income taxes paid during the year                    $ 204,499           $ 338,136            $ 270,626


The accompanying notes are an integral part of these financial statements.

TEMPLETON FUNDS ANNUITY COMPANY
NOTES TO FINANCIAL STATEMENTS


1.       NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES:

NATURE OF BUSINESS - Templeton Funds Annuity Company (the Company) is a wholly owned subsidiary of Templeton Global Investors, Inc. (TGII). Prior to December 1, 1993, the Company was a wholly owned subsidiary of Templeton Funds Management, Inc. (TFM). On December 1, 1993, all of the Company's stock was transferred to TGII by dividend. On October 30, 1992, as part of a merger agreement between TGII's parent and Franklin Resources, Inc. (Franklin), the stock of TGII was sold to Franklin. As a result of the merger, the Company became an indirect wholly owned subsidiary of Franklin. On January 1, 1996, ownership of the Company was transferred to Franklin Agency, Inc.

The Company operates as a life insurance enterprise, with its principal product being variable annuity contracts sold to participants throughout the 39 states and the District of Columbia where it is licensed to do business. The Company has established the Templeton Funds Retirement Annuity Separate Account and the Templeton Immediate Variable Annuity Separate Account (the Separate Accounts), which are registered with the Securities and Exchange Commission as unit investment trusts. The Separate Accounts constitute separate records of the Company's fiduciary responsibility to fund its liability to holders of the variable annuity contracts. Investment income, gains and losses of the separate accounts are not reflected in the Company's financial statements. The Company is also engaged in certain reinsurance activities as described in Note 4.

A summary of the Company's significant accounting policies follows:

BASIS OF PRESENTATION - The accompanying financial statements are prepared in accordance with generally accepted accounting principles, which differ in some respects with accounting practices prescribed by the Insurance Department of the State of Florida. The more significant differences are as follows: (a) policy reserves are not computed on "surplus relief" contracts which do not transfer substantial risk to the Company, (b) unrealized investment gains and losses are reported as a separate component of stockholder's equity, (c) deferred income taxes are recognized, and (d) deferral of policy acquisition costs.

The preparation of financial statements in conformity with generally accepted accounting principles requires the Company to use estimates and assumptions based on analytical methods in determining deferred acquisition costs, deferred income taxes, liabilities for future annuity benefits, and various other accruals. Actual results could differ from those estimates.

STATEMENTS OF CASH FLOWS - For purposes of statement of cash flows, the Company considers all debt instruments which have a maturity of three months or less from the date of purchase and other highly liquid investments which are readily convertible into cash to be cash equivalents. Cash equivalents are stated at cost, which approximates value.

VALUATION OF SECURITIES - Effective January 1, 1994, the Company adopted the provisions of Statement of Financial Accounting Standards No. 115 (SFAS No.
115), Accounting for Certain Investments in Debt and Equity Securities, that addresses the accounting and reporting for investments in marketable equity securities and for all investments in debt securities. SFAS No. 115 requires investments in debt and marketable equity securities to be classified in three categories and accounted for as follows: held to maturity (recorded at amortized cost), available for sale (recorded at fair value with unrealized gains and losses reported as a separate component of stockholder's equity), and trading securities (recorded at fair value with unrealized gains and losses included in earnings). As investments in securities were previously stated at value and were deemed to be available for sale, there was no cumulative effect of adopting SFAS No. 115. The cost of investments sold is determined by specific identification.

SEPARATE ACCOUNTS - The assets of the Separate Accounts are stated at market value and are not subject to claims which may arise out of other business activities of the Company. Investment income and investment gains and losses related to the assets of the Separate Accounts accrue directly to the contract holders.

Annuity reserves held in the Separate Accounts are computed according to the 1983a Blended Unisex Mortality Table with a 50% male/female content. The assumed interest rates are 9%, 7%, 5%, and 3%. Changes to annuity reserves for mortality experience are reimbursed to the Company if the reserves required are less than originally estimated. If additional reserves are required, the Company reimburses the Separate Accounts.

RECOVERABLE ON FUTURE ANNUITY BENEFITS LIABILITY - This recoverable represents assets held by the ceding insurance company for holders of variable annuity contracts issued under a modified coinsurance agreement described in Note 4.

DEFERRED POLICY ACQUISITION COSTS - The costs of acquiring new business, principally first-year commissions, have been deferred. These acquisition costs are being amortized in proportion to the present value of expected future gross profits. Unamortized deferred acquisition costs of approximately $239,000 and $117,000 are included in other assets at December 31, 1995 and 1994, respectively.

LIABILITY FOR FUTURE ANNUITY BENEFITS - The liability for future annuity benefits represents annuity reserves the Company has assumed under a modified coinsurance agreement described in Note 4. Annuity reserves are computed according to the 1983a Blended Unisex Mortality Table with a 50% male/female content. The assumed interest rates are 5% and 3%.

REVENUES - Premiums and annuity considerations are recognized when due. Business management fees are recorded as revenue when earned. Interest and dividends are recognized on the accrual basis.

INCOME TAXES - Deferred income taxes are provided on temporary differences which represent the differences between the tax bases of unrealized investment gains and losses, and death and surrender benefits and reserves for policy benefits and the amounts at which these items are reported in the financial statements using the enacted marginal tax rate. Deferred income tax expense or credits are based on changes in the asset or liability from period to period. Deferred tax amounts are adjusted to reflect changes in tax rates or other provisions of tax law in the period in which a new tax law is enacted.

RECLASSIFICATION - Certain amounts in the 1993 and 1994 financial statements have been reclassified to conform with the presentation adopted in 1995.

2. INVESTMENTS IN SECURITIES:

Investments in securities available for sale at December 31, 1995 and 1994 are as follows:

                                                                     1995
                                              Amortized              Gross               Gross              Estimated
                                                 Cost             Unrealized           Unrealized            Market
                                                                     Gains               Losses               Value
U.S. Treasury securities                          $7,472,066          $1,202,345                  $ 0          $8,674,411
Convertible debentures                             3,312,409             132,281              138,190           3,306,500
Municipal bonds                                    1,248,549              14,756                    0           1,263,305
                                                 $12,033,024          $1,349,382           $  138,190         $13,244,216


                                                                     1994
                                              Amortized              Gross               Gross              Estimated
                                                 Cost             Unrealized           Unrealized            Market
                                                                     Gains               Losses               Value
U.S. Treasury securities                          $7,533,934          $  402,127           $  128,397          $7,807,664
Convertible debentures                             3,416,948              30,005              329,828           3,117,125
Municipal bonds                                    1,247,997                   0               51,442           1,196,555
                                                 $12,198,879          $  432,132           $  509,667         $12,121,344


     The cost and market value of investments at December 31, 1995 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay certain of these obligations.

                                            Amortized              Market
                                               Cost                Value
Due in one year or less                 $     995,778       $     995,778
Due after one year through five years       4,648,092           4,880,234
Due after five years through ten years      2,351,506           2,484,220
Due after ten years                         4,037,648           4,883,984
                                        $  12,033,024                   $
                                                               13,244,216


Gross realized investment gains were $71,277, $173,802 and $508,922 and gross realized investment losses were $6,633, $17,375 and $9,487 for 1995, 1994 and 1993, respectively.

At December 31, 1995 and 1994, securities with a market value of $4,038,333 and $4,858,214 have been pledged as collateral in connection with the bulk reinsurance contract referred to in Notes 1 and 4 and in accordance with state insurance laws for the protection of the Company's policyholders and creditors.

3.       RELATED PARTY TRANSACTIONS:

The Company provides business management services to certain Templeton mutual funds. Total business management fee revenue for these services amounted to $1,393,325, $1,024,304, and $584,766 in 1995, 1994, and 1993, respectively.
Expenses related to business management services provided by TFM and TGII of $297,680, $216,664, and $120,833 in 1995, 1994, and 1993, respectively, are included in other expenses in the accompanying financial statements.

The Company shares office space, personnel and other common administrative expenses with its parent and affiliated companies. Rent is allocated on the basis of square footage utilized; administrative and shared expenses are allocated on the basis of the number of employees. Total rental and administrative cost amounted to $114,208, $54,693 and $21,399 in 1995, 1994 and 1993, respectively.

The Company also provides group term life insurance coverage on the employees of certain affiliated companies. The Company reinsures a portion of its risk with another company. Net premiums from group term life insurance amounted to $63,118, $44,997 and $35,172 in 1995, 1994 and 1993, respectively.

4.       REINSURANCE:

The Company has assumed a portion of risk associated with specified insurance policies written by the ceding company under a bulk reinsurance agreement, which is in substance a surplus relief contract. The Company has retroceded a portion of its assumed risk, and has structured the agreement so that its net risk decreases annually to zero over a ten-year period. The Company has determined that its risk of material loss under the bulk reinsurance agreement is remote and, accordingly, accounts for the contracts as financing transactions and provides no reserves.

Effective July 1, 1994, the Company entered into a modified coinsurance agreement, whereby the Company assumes a 50% quota share of single premium immediate variable annuity contracts issued by the ceding company.

The Company has also ceded a portion of its risk related to group term life insurance coverage provided to employees of certain affiliated companies.

An analysis of the impact of reinsurance on the Company's operations is as follows:

                                      1995          1994          1993

Direct premiums and annuity
considerations                      $  576,926    $2,187,478   $1,431,413

Assumed premiums and annuity
considerations                       3,368,921       227,585            0

Ceded reinsurance premiums and
annuity considerations
                                      (40,107)      (31,132)     (23,185)

Premiums and annuity considerations
                                    $3,905,740    $2,383,931   $1,408,228



The Company is contingently liable for reinsurance ceded to reinsurance companies in the event such reinsurance companies are unable to pay their portion of the claims. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurance to minimize exposure to significant losses from reinsurer insolvencies. At December 31, 1995, the Company does not believe there to be a significant concentration of credit risk related to its reinsurance program.

5.       EMPLOYEE RETIREMENT PLAN:

The Company's parent has a defined contribution retirement plan covering substantially all of the Company's employees. The Company's contribution to the plan for the years ended December 31, 1995, 1994 and 1993 was $65,070, $83,632 and $42,935, respectively.

6.       INCOME TAXES:

The provisions for federal and state income taxes for the years ended December 31, 1995, 1994 and 1993 are as follows:


                       1995               1994                1993

Federal            $  232,441         $  154,240          $  307,472

State                  36,480             39,900              51,364

                   $  268,921         $  194,140          $  358,836



Income tax expense is less than the expected statutory rate due to the benefit of Alternative Minimum Tax credits and tax-exempt interest.

Deferred income tax credits reflected in the statement of income arise primarily from death and surrender benefits, and the net decrease in reserves under the reinsurance and retrocession agreements.

At December 31, 1995 and 1994, the tax effects of temporary differences resulted in net deferred tax payables of $540,000 and $76,000, respectively, computed as follows:


                                                      1995           1994

Reserves under reinsurance and
      retrocession agreements,
      net of death and surrender
      benefits                                    $   79,000     $  113,000

Unrealized gains and (losses) on investments
                                                     470,000        (29,000)

Deferred bonuses                                     (9,000)         (8,000)

                                                  $  540,000     $   76,000



7.       STATUTORY FINANCIAL INFORMATION:

The consolidated financial statements of the Company included herein have been prepared in conformity with generally accepted accounting principles (GAAP). The company separately reports to the Insurance Department of the State of Florida on the basis of statutory accounting practices.

A reconciliation between consolidated GAAP stockholder's equity and statutory capital and surplus of the Company follows:

                                             1995          1994


Stockholder's equity (GAAP)            $ 14,037,648   $ 12,698,479

Less certain asset exclusions:
      Deferred policy acquisition
        costs                             (239,032)      (116,891)
      Prepaid expenses                     (54,100)       (42,839)
                                          (293,132)      (159,730)

Statutory investment reserves             (345,980)      (310,015)
GAAP accounting rules:
      Income taxes (FAS 109)                540,000         76,000
      Reinsurance (FAS 113)               (199,250)      (298,885)
      Investments (FAS 115)             (1,211,192)         77,535
Other                                       (7,190)        (6,782)

Statutory capital and surplus           $12,520,904    $12,076,602



Results of the Company's operations for the years ended December 31, 1995, 1994, and 1993 reconciled to a statutory basis are as follows:


                                      1995           1994           1993

GAAP net income                     $549,442       $569,126       $636,659

Deferred policy acquisition costs
                                   (122,141)       (82,975)       (24,082)

Statutory investment reserves
                                    (23,180)       (14,572)      (238,338)

GAAP accounting rules:

         Income taxes (FAS 109)     (35,000)       (46,000)       (37,000)
         Reinsurance (FAS 113)        99,633         99,614         89,808

Other                                  (407)         11,301         24,903

Statutory net income                $468,347       $536,494       $451,950



Payments of cash dividends are subject to restrictions relating to statutory surplus and are limited to an amount equal to or less than the greater of statutory net operating profits or realized capital gains for the immediately preceding calendar year, among other restrictions.

8.       CONCENTRATIONS OF CREDIT RISK:

Financial instruments which potentially subject the Company to concentration of credit risk consist primarily of cash and cash equivalents and separate account assets. The Company maintains its cash and cash equivalents with what it believes to be high credit quality financial institutions.

Separate account assets principally consist of investments in Templeton Variable Annuity Fund, an open-end diversified management investment company whose investments are managed by professional investment managers within established guidelines. As of December 31, 1995, in management's opinion the Company has no concentration of credit risk.